EXHIBIT 32.2

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of DynCorp International LLC (the “Company”) for the fiscal year ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael J. Thorne, Chief Financial Officer, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2006	/s/ MICHAEL J. THORNE
Michael J. Thorne
Senior Vice President, Chief Financial Officer and Treasurer
(principal financial and principal accounting officer)